UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2016

Denali Holding Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-208524	80-0890963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas		78682
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 22, 2016, two wholly-owned subsidiaries of Denali Holding Inc. (the “Company”), Diamond 1 Finance Corporation (“Finco 1”) and Diamond 2 Finance Corporation (“Finco 2” and, together with Finco 1, the “Issuers”), as co-issuers, closed their previously announced offering (the “Offering”) of $1,625,000,000 aggregate principal amount of the Issuers’ 5.875% Senior Notes due 2021 (the “2021 Notes”) and $1,625,000,000 aggregate principal amount of the Issuers’ 7.125% Senior Notes due 2024 (the “2024 Notes” and, together with the 2021 Notes, the “Senior Notes”). The Issuers sold the Senior Notes to the initial purchasers in the Offering, which was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes were offered for resale to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and outside the United States in reliance on Regulation S under the Securities Act.

The proceeds from the Senior Notes were funded into escrow, which upon release will be used, together with the proceeds from other debt and equity financings and cash on hand, to consummate the Company’s previously announced acquisition of EMC Corporation (the “Dell-EMC Merger”) or otherwise in accordance with the terms of the escrow agreement. Promptly following the Dell-EMC Merger, Finco 1 will merge with and into Dell International L.L.C., a wholly-owned indirect subsidiary of the Company, with Dell International L.L.C. as the surviving entity and a co-issuer of the notes, and Finco 2 will merge with and into EMC Corporation, with EMC Corporation as the surviving entity and a co-issuer of the notes (such mergers, together with the Dell-EMC Merger, the “Mergers”). As a result of the Mergers, Dell International L.L.C., and EMC Corporation will assume all of the Issuers’ obligations under the Senior Notes (the “assumption”).

The Senior Notes were issued pursuant to a Base Indenture, dated as of June 22, 2016 (the “Base Indenture”), among the Issuers and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented, with respect to the 2021 Notes, by the 2021 Notes Supplemental Indenture No. 1 (the “2021 Notes Supplemental Indenture”), dated as of June 22, 2016, among the Issuers and the Trustee and, with respect to the 2024 Notes, by the 2024 Notes Supplemental Indenture No. 1 (the “2024 Notes Supplemental Indenture” and, together with the 2021 Notes Supplemental Indenture and the Base Indenture, the “Indenture”), dated as of June 22, 2016, among the Issuers and the Trustee. Interest on the 2021 Notes accrues beginning on June 22, 2016 at a rate of 5.875% per year. Interest on the 2024 Notes accrues beginning on June 22, 2016 at a rate of 7.125% per year. Interest on the Senior Notes is payable semi-annually on June 15 and December 15 of each year, commencing on December 15, 2016. The 2021 Notes mature on June 15, 2021 and the 2024 Notes mature on June 15, 2024. The Indenture contains customary terms, events of default and covenants for an issuer of non-investment grade debt securities. These covenants include limitations on, among other things, incurring additional debt or issuing certain preferred shares, paying dividends on or making other distributions in respect of capital stock or making other restricted payments, making certain investments, selling or transferring certain assets, creating liens on certain assets to secure debt, consolidating, merging, selling or otherwise disposing of all or substantially all assets, entering into certain transactions with affiliates and designating subsidiaries as unrestricted subsidiaries.

Prior to (i) June 15, 2018, in the case of the 2021 Notes, and (ii) June 15, 2019, in the case of the 2024 Notes, the Issuers may, on any one or more occasions, redeem some or all of the Senior Notes of such series at a make-whole price plus accrued and unpaid interest to the redemption date.

On or after (i) June 15, 2018, in the case of the 2021 Notes, and (ii) June 15, 2019, in the case of the 2024 Notes, the Issuers may, on any one or more occasions, redeem some or all of the Senior Notes of such series at the applicable redemption prices set forth in the 2021 Notes Supplemental Indenture, in the case of the 2021 Notes, and the 2024 Notes Supplemental Indenture, in the case of the 2024 Notes, plus accrued and unpaid interest to the redemption date.

Prior to (i) June 15, 2018, in the case of the 2021 Notes, and (ii) June 15, 2019, in the case of the 2024 Notes, the Issuers may, on any one or more occasions, redeem up to 40% of the aggregate principal amount of the Senior Notes of such series, in each case, with an amount equal to or less than the net proceeds from certain equity offerings (but without duplication) at a redemption price of 105.875%, in the case of the 2021 Notes, and 107.125%, in the case of the 2024 Notes, plus accrued and unpaid interest to the redemption date.

If the Dell-EMC Merger is not consummated on or prior to December 16, 2016, the Senior Notes will be subject to a special mandatory redemption at a redemption price of 100% of the initial issue price of the Senior Notes, plus accrued and unpaid interest to the redemption date.

If a change of control triggering event occurs, the holders of the Senior Notes may require the Issuers to purchase for cash all or a portion of their Senior Notes at a purchase price equal to 101% of the principal amount of the Senior Notes, plus accrued and unpaid interest to the repurchase date.

The Senior Notes are senior unsecured obligations of the Issuers and will rank senior in right of payment to any future subordinated indebtedness of the Issuers and equally in right of payment with all existing and future senior indebtedness of the Issuers, including obligations under the new senior secured credit facilities that will be entered into in connection with the Dell-EMC Merger (the “senior secured credit facilities”), the first lien notes issued in connection with the Dell-EMC Merger (the “first lien notes”) and any other senior debt incurred as part of the Dell-EMC Merger. Prior to the consummation of the Mergers and the assumption, the Senior Notes will not be guaranteed. Upon the consummation of the Mergers and the assumption, the Senior Notes will be fully and unconditionally guaranteed, jointly and severally, by the Company, Denali Intermediate Inc., Dell Inc. and Denali Intermediate Inc.’s existing and future direct or indirect wholly-owned domestic subsidiaries (including each of EMC Corporation’s existing and future direct or indirect wholly-owned domestic subsidiaries) that guarantees obligations under the senior secured credit facilities (the “Guarantors”). The guarantees will be senior unsecured obligation of the Guarantors and will rank senior in right of payment to all existing and future subordinated indebtedness of the Guarantors and equally in right of payment with all existing and future senior indebtedness of the Guarantors, including guarantees of obligations under the senior secured credit facilities, the first lien notes and any other senior debt incurred as a part of the Dell-EMC Merger. The Senior Notes are, and the guarantees will be, effectively subordinated to all existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness, including indebtedness under the senior secured credit facilities, the first lien notes and any other secured indebtedness incurred as part of the Dell-EMC Merger.

The foregoing summaries of the Base Indenture, the 2021 Notes Supplemental Indenture, the 2024 Notes Supplemental Indenture and the Senior Notes do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, a copy of which is filed as Exhibit 4.1 to this Form 8-K, the 2021 Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Form 8-K, and the 2024 Notes Supplemental Indenture, a copy of which is filed as Exhibit 4.3 to this Form 8-K, and such documents are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description above under Item 1.01 is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events

On June 22, 2016, the Company issued a press release announcing the closing of the Offering by the Issuers of the Senior Notes. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following documents are herewith filed as exhibits to this report:

Exhibit No.	Exhibit Description

4.1	Base Indenture, dated as of June 22, 2016, among Diamond 1 Finance Corporation and Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	2021 Notes Supplemental Indenture No. 1, dated as of June 22, 2016, among Diamond 1 Finance Corporation and Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.3	2024 Notes Supplemental Indenture No. 1, dated as of June 22, 2016, among Diamond 1 Finance Corporation and Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.4	Form of Global Note for 5.875% Senior Notes due 2021 (included in Exhibit 4.2)

4.5	Form of Global Note for 7.125% Senior Notes due 2024 (included in Exhibit 4.3)

99.1	Press release of Denali Holding Inc. dated June 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2016	Denali Holding Inc.

	By:	/s/ Janet B. Wright
Janet B. Wright
Vice President and Assistant Secretary (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Base Indenture, dated as of June 22, 2016, among Diamond 1 Finance Corporation and Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	2021 Notes Supplemental Indenture No. 1, dated as of June 22, 2016, among Diamond 1 Finance Corporation and Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.3	2024 Notes Supplemental Indenture No. 1, dated as of June 22, 2016, among Diamond 1 Finance Corporation and Diamond 2 Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.4	Form of Global Note for 5.875% Senior Notes due 2021 (included in Exhibit 4.2)

4.5	Form of Global Note for 7.125% Senior Notes due 2024 (included in Exhibit 4.3)

99.1	Press release of Denali Holding Inc. dated June 22, 2016